UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2026

Caring Brands, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42941	99-4103908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 S Indian River Drive,

Suite 202 pbm# 1232,

Fort Pierce, FL 34950

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 896-7616

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CABR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 9, 2026, Caring Brands, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Each proposal presented at the Special Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 27, 2026 (the “Proxy Statement”).

As of the close of business on May 14, 2026, the record date for the Special Meeting, there were 9,091,506 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to vote.

At the Special Meeting, holders of 5,617,697 shares of Common Stock, representing approximately 61.79% of the shares entitled to vote, were present in person or represented by a proxy, constituting a quorum. The matters voted upon at the Special Meeting, and the numbers of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter, are set forth below.

Proposal No. 1: Approval of the Additional Investment Right Proposal

For	Against	Abstain	Broker Non-Vote
4,457,375	155,999	1,000	1,003,323

The proposal was approved by the requisite vote.

Proposal No. 2: Approval of the Share Issuance Proposal

For	Against	Abstain	Broker Non-Vote
4,456,776	156,598	1,000	1,003,323

The proposal was approved by the requisite vote.

Proposal No. 3: Approval of the Increase in the Number of Authorized Shares of Common Stock Proposal

For	Against	Abstain	Broker Non-Vote
5,118,645	498,052	1,000	0

The proposal was approved by the requisite vote.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting, except a proposal to adjourn the Special Meeting to a later date, if necessary, to permit further solicitation and vote proxies in the event there were not sufficient votes in favor of the listed proposals. Based upon the voting results, the latter was not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2026	Caring Brands, Inc.

	By:	/s/ Glynn Wilson
	Name:	Dr. Glynn Wilson
	Title:	Chief Executive Officer